fcx.com FCX Conference Call 4th Quarter and Year Ended 2023 Results January 24, 2024

Cautionary Statement This presentation contains forward-looking statements in which FCX discusses its potential future performance, operations and projects. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; global market conditions; ore grades and milling rates; production and sales volumes; unit net cash costs and operating costs; capital expenditures; operating plans; cash flows; liquidity; PT-FI’s construction and completion of additional domestic smelting and refining capacity in Indonesia in accordance with the terms of its special mining license (IUPK); extension of PT Freeport Indonesia’s (PT-FI) IUPK beyond 2041; export licenses; export duties; export volumes; FCX’s commitment to deliver responsibly produced copper and molybdenum, including plans to implement, validate and maintain validation of its operating sites under specific frameworks; execution of FCX’s energy and climate strategies and the underlying assumptions and estimated impacts on FCX’s business and stakeholders related thereto; achievement of 2030 climate targets and 2050 net zero aspiration; improvements in operating procedures and technology innovations and applications; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal and environmental proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases are at the discretion of the Board of Directors (Board) and management, respectively, and are subject to a number of factors, including not exceeding FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper; PT-FI’s ability to continue to export and sell copper concentrates and anode slimes; changes in export duties, including results of proceedings to dispute export duties; completion of additional domestic smelting and refining capacity in Indonesia; production rates; timing of shipments; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in FCX’s cash requirements, financial position, financing or investment plans; changes in general market, economic, geopolitical, regulatory or industry conditions; reductions in liquidity and access to capital; changes in tax laws and regulations; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations, including the ability to smelt and refine; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; satisfaction of requirements in accordance with PT-FI’s IUPK to extend mining rights from 2031 through 2041; discussions relating to the extension of PT-FI’s IUPK beyond 2041; cybersecurity risks; any major public health crisis; labor relations, including labor-related work stoppages and increased costs; compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies; litigation results; tailings management; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission (SEC), as updated by FCX’s subsequent filings with the SEC. Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovations, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineral resources or mineral potential will become proven and probable mineral reserves. This presentation also contains measures such as unit net cash costs per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles (GAAP). FCX’s calculation and reconciliation of unit net cash costs per pound of copper and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 4Q23 and YE 2023 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to adjusted EBITDA is included on slide 37. For forward-looking non-GAAP measures, FCX is unable to provide a reconciliation to the most comparable GAAP measure without unreasonable effort because estimating such GAAP measures and providing a meaningful reconciliation is extremely difficult and requires a level of precision that is unavailable for these future periods and the information needed to reconcile these measures is dependent upon future events, many of which are outside of FCX’s control as described above. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. 2

Add photo to side from KK • Strong Execution • Sustained large-scale production • Effective management of costs and capital in a challenging environment • Outstanding performance in Indonesia • Growth in production: 6% for copper and 10% for gold (2023 vs. 2022) • Multiple operating records • Completed and started new SAG mill in December • Unit net cash costs of zero ¢/lb in 4Q23; $0.10/lb for year 2023 • Achieved targeted run rate of ~200 mm lbs per annum from leach initiatives • Progress for Indonesia smelter projects exceeded 90% at year end • Advanced development options for Bagdad expansion and other LT growth • Achieved the Copper Mark and Molybdenum Mark at all sites globally • Solid financial position 2023 Accomplishments 3

FREEPORT FOREMOST IN COPPER

Sustaining Large-Scale Production / Financially Strong

THE POWER OF COPPER


Consolidated Copper Production
(bn lbs)
3.8
4.2
4.2
2021
2022
2023
Consolidated Gold Production
(mm of ozs)
1.4
1.8
2.0
2021
2022
2023
Unit Net Cash Costs (1)
($/lb)
$1.50
$1.60
$1.61
2022
2023e
Jan. Guidance
2023
Cash Flow (3)
($ in bns)
$9.5
Adjusted EBITDA (2)
$5.1
OCF
$8.8
$5.3
2022
2023
CAPEX, excluding smelter (4)
($ in bns)
Discretionary
$2.7
$3.1
2022
2023
Net Debt, excluding smelter (5)
($ in bns)
$1.3
$0.8
2022
2023

(1) January 2023 guidance assumed average prices of $4.00/lb for copper, $1,900/oz for gold and $20/lb for molybdenum for 2023e. Actual realizations for 2023 were $3.85/lb for copper, $1,972/oz for gold and $24.64/lb for molybdenum.

(2) A reconciliation of amounts reported in FCX's consolidated financial statements to Adjusted EBITDA is included on slide 37.

(3) OCF (Operating Cash Flow) is net of working capital and other uses of $1.5 bn for 2022 and $0.9 bn for 2023.

(4) Excludes $0.8 bn for the Indonesia smelter projects in 2022 and $1.7 bn in 2023.

(5) Net debt equals consolidated debt less consolidated cash and cash equivalents and current restricted cash associated with PT-FI's export proceeds of $1.1 bn at 12/31/23. Amounts also exclude $1.2 bn of net debt associated with the Indonesia smelter projects in 2022 and $2.8 bn in 2023. See Cautionary Statement.

4

FREEPORT FOREMOST IN COPPER

Notable 4Q23 Operating Highlights

THE POWER OF COPPER

Key Stats

	Copper Sales (mm lbs)	Gold Sales (k ozs)	Unit Net Cash Costs ($/lb)
4Q23 Actual	1,116	549	$1.52
October Estimate	1,085	580	$1.58

North America

- Mining rates up 9% vs. 4Q22
- Asset efficiency & productivity initiatives in progress
- Leach initiatives, mining & milling rates mitigated impact of lower ore grades
- Bagdad autonomous haul truck initiative advancing

South America

- Mill rates continue to be strong >400k t/d
- Mill recoveries impacted by current mining phase with challenging ore types

Indonesia

- Ore mined increased 8% vs. 4Q22
- Multiple operating records
  - Grasberg Block Cave 140k t/d in December (original rate of 130k t/d)
- SAG3 completion provides enhanced optionality near-term and capacity of up to 240k t/d longer term

4Q23 Consolidated Sales by Region



318
Cu
mm lbs
4Q23
338
4Q22
287
4Q23
317
4Q22
511
4Q23
387
4Q22
544
Au
000 ozs
4Q23
455
4Q22

5

PT-FI Sustaining Large-scale, Low-cost Production 6 • World’s largest underground copper operation * • World’s second largest copper mine by production * • Produced 3.1 mm dmts of copper concentrate in 2023 – Annual Record • Positive long-term partnership with Indonesia government 2019 2020 2021 2022 2023 0.6 0.8 1.3 1.6 1.7 2019 2020 2021 2022 2023 0.9 0.8 1.4 1.8 2.0 Copper Production (bn lbs) Gold Production (mm ozs) 2019 2020 2021 2022 2023 50 87 145 187 201 Underground Ore to Mill (000’s t/d) Unit Net Cash Cost ($/lb of Cu) 2019 2020 2021 2022 2023 $1.28 $0.43 $0.19 $0.09 $0.10 * Source: Wood Mackenzie See Cautionary Statement. Annual Operating Record

FREEPORT FOREMOST IN COPPER

Indonesia Downstream Processing Activities

THE POWER OF COPPER

- PT Smelting Expansion Completed in December 2023
  - New capacity: 1.3 million mt of copper concentrate per year



- Greenfield Smelter (Manyar) Over 90% complete
  - Project expected to be commissioned later in 2024


Jetty/Wharf
Desalination Plant Area
Smelter Area
Acid Plant Area
Refinery Area
Oxygen Plant Area
Precious Metals Refinery Area
January 2024

2024e construction spending on Manyar & Precious Metal Refinery: ~$1 billion (1)

(1) Spending shared 51% MIND ID/49% FCX. Manyar smelter project is being funded with PT-*FI's senior notes and availability under its revolving credit facility. Capital spending* on the Manyar smelter is being debt financed and is not being deducted from cash available for returns to FCX shareholders. Estimates exclude capitalized interest *and $0.3 bn in owner's costs and commissioning during 2024e.*

e = estimate. See Cautionary Statement.

7

South America 16% Other North America 34% Morenci 50% Copper in Leach Stockpiles Unrecoverable by Traditional Leach Methods * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves or mineral resources. See Cautionary Statement. Significant Potential Americas Leach Innovation Initiatives Low Cost, High Value South America 13% Other North America 27% Morenci 60% Phase 1 Stats By Mine By Initiative Solution Chemistry & Other 15% Heat 16% Leach Everywhere 44% Reached ~200 mm lbs annual run rate in 4Q23 • 47 mm lbs in 4Q23 (~250% higher than 4Q22) • Total production in 2023: 144 mm lbs • Forecast for 2024e: ~200 mm lbs Phase 1 Proving Concept 25% Phase 2 Scaling 25% Phase 3 Innovation 50% Phase 1 Phase 2 Phase 3 38 bn lbs Contained * Production: ~800 mm lbs/annum • Scale existing practices • Target incremental 200 mm lbs per annum • Reserve recognition • New technologies / innovations • Additives (large scale tests in progress) • Added heat (external heat sources/pyrite ores) • Third-party partnerships 8 Targeted Injection 25%

9 Copper - “The Metal” of Electrification Structurally Supported by Favorable Fundamentals $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 0 300,000 600,000 900,000 1,200,000 1,500,000 Jan-22 Apr-22 Jul-22 Oct-22 Jan-23 Apr-23 Jul-23 Oct-23 Jan-24 Copper Price Inventories (metric tons) Cu Price ($/lb) Global Copper Exchange Inventories Includes LME, COMEX and Shanghai exchanges Source: Bloomberg as of 1/23/24 See Cautionary Statement. • Near-term fundamentals significantly improved in late 2023 • Global demand remains strong, supported by renewables/EV/data centers • Supply growth estimates significantly reduced • Low inventories • Many analysts have revised 2024 global supply/ demand balance to a deficit • Wood Mackenzie projects 100k ton deficit for 2024 compared with 600k surplus one year ago • Market expected to tighten further by 2025 and beyond • Large increase in demand for energy transition • Higher prices required to incentivize new supply • Copper price outlook increasingly positive

FREEPORT FOREMOST IN COPPER

Brownfield Growth Pipeline

THE POWER OF COPPER

FCX Copper Reserves [1] 104 bn lbs
Americas Percentage 72%

FCX Copper Resources [2] 211 bn lbs
Americas Percentage 77%

Americas' Identified Projects: ~1.7 bn lbs of Estimated Incremental Annual Copper Production (mm lbs)

By Project


El Abra
39%
Leaching & Asset Efficiencies
48%
Bagdad
13%

Timeline For Additions


2-3 Years
24%
5-8 Years
39%
3-5 Years
37%

Significant additional potential from Safford/Lone Star District longer term

Indonesia Development in Progress

Kucing Liar Ramp-up starts in 2029


560
520
Cu
mm lbs
Au
000 ozs

Avg. Annual Production Rates

Extension of Grasberg operating rights beyond 2041 would open significant development potential
(48 bn lbs & 58 mm ozs of contained metal in mineral resource[2])

(1) As of 12/31/23. Copper reserves (recoverable metal) based on long-term average price of $3.00/lb.

(2) Copper resources (contained metal) based on long-term average price of $3.50/lb. Mineral resources are not included in mineral reserves and will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineral resources will become proven and probable mineral reserves.

See Cautionary Statement.

10

11 Team Freeport – World Class Project Developers Cerro Verde Mill Expansion Grasberg Open Pit & Underground Development PT-FI Smelter Projects Tenke Fungurume Greenfield Development / Expansion* *Sold in 2016 El Abra Sulfolix Morenci Expansion Safford/ Lone Star Advancements in Leach Technology

2024 Focus Areas • Continued strong execution of plans globally • Ongoing cost and capital discipline • Build additional scale in leach initiatives • Enhance productivity and asset efficiency in U.S. • Complete Indonesia smelter projects & successful ramp-up • Secure long-term mining rights in Indonesia • Advance organic growth options 12See Cautionary Statement.

Annual Sales Profile NOTE: Consolidated copper sales include 1.34 bn lbs in 2023, 1.39 bn lbs in 2024e, 1.36 bn lbs in 2025e and 1.44 bn lbs in 2026e for noncontrolling interests; excludes purchased copper. Estimates assume deferrals of ~90 mm lbs of copper in 2024 related to PT-FI’s Manyar smelter, which is expected to be commissioned later in 2024 0.0 1.0 2.0 3.0 4.0 5.0 2023 2024e 2025e 2026e 4.1 4.1 4.2 4.3 0 1 2 2023 2024e 2025e 2026e 1.7 1.5 1.5 0 25 50 75 100 2023 2024e 2025e 2026e 81 85 90 90 e = estimate. See Cautionary Statement. NOTE: Consolidated gold sales include 808k ozs in 2023, 1.0 mm ozs in 2024e, 770k ozs in 2025e and 770k ozs in 2026e for noncontrolling interests. At 12/31/2023, 0.1 mm ozs of gold in anode slimes are being held in inventory. (billion lbs) Copper Sales (million lbs) Moly Sales Gold Sales (million ozs) January 2024 Estimate 13 2.0

NOTE: EBITDA equals operating income plus depreciation, depletion, amortization and accretion. e = estimate. See Cautionary Statement. (1) U.S. Dollar Exchange Rates: 876 Chilean peso, 15,500 Indonesian rupiah, $0.66 Australian dollar, $1.08 Euro, 3.74 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $4 $8 $12 $16 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’25e/’26e $0 $3 $6 $9 $12 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’25e/’26e ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA EBITDA and Cash Flow at Various Copper Prices Sensitivities Average ’25e/’26e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $340 Molybdenum +/-$1.00/lb $ 75 Gold +/-$50/oz $ 50 Currencies (1) +/-10% $160 Diesel +/-10% $ 65 Copper +/-$0.10/lb $430 Molybdenum +/-$1.00/lb $ 80 Gold +/-$50/oz $ 75 Currencies(1) +/-10% $230 Diesel +/-10% $ 95 Assuming $2,000/oz gold, $19/lb molybdenum 14

2023 2024e 2025e Consolidated Capital Expenditures Major Projects (1) See slide 7 for 2024e; Indonesia smelter projects are being funded with PT-FI’s senior notes and availability under its revolving credit facility. (2) Major projects include CAPEX associated with Grasberg underground development, supporting mill and power capital costs and initial spending on new gas-fired combined cycle facility ($0.9 bn in 2024e and $0.9 bn in 2025e). For details of discretionary spending see slide 33. NOTE: Amounts include capitalized interest. Discretionary CAPEX and smelter spending will be excluded from the free cash flow (as defined on slide 16) calculation for purposes of the performance-based payout framework. e= estimate. See Cautionary Statement. ($ in bns) $1.7(2) $1.2(2) $1.3 $3.1 $1.5 $1.1(2) Planned Discretionary Planned Discretionary $1.2 $0.6 $3.8 Other Other Excluding Indonesia Smelter Projects CAPEX (1) 15 $1.3 $1.1(2) Planned Discretionary $1.2 $3.6 Other

FREEPORT FOREMOST IN COPPER

Financial Policy: Performance-Based Payout Framework
~50% free cash flow(1) for shareholder returns

THE POWER OF COPPER

Maintaining Strong Balance Sheet

- Strong credit metrics: Net Debt/ Adjusted EBITDA less than 1x
- **Moody's upgraded credit rating to** Baa2 in 4Q23
- Net debt, excluding smelter, below $3-4 bn target (2)


$3.4
Net Debt, (2) excluding smelter projects
$ in bns
$0.8
6/30/2021
12/31/2023 (2)

Providing Cash Returns to Shareholders

$3.8 bn Distributed Since 6/30/21


Base Dividend
29%
Variable Dividend
23%
Share Repurchases(3)
48%

Advancing Organic Growth Opportunities

- Positioned for future growth
- New projects in progress
  - Leach innovation initiatives
  - Lone Star oxide expansion
  - Grasberg Mill recovery project
  - Atlantic Copper CirCular
  - Kucing Liar
- Organic project pipeline
  - Bagdad 2X
  - El Abra expansion
  - Lone Star sulfide expansions

Board reviews structure of performance-based payout framework at least annually

(1) Free cash flow equals available cash flows generated after planned capital spending (excluding Indonesia smelter projects funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.
(2) Net debt equals consolidated debt less consolidated cash and cash equivalents and current restricted cash associated with PT-FI's export proceeds, which for 12/31/23 totaled $1.1 bn. 12/31/23 also excludes $2.8 bn in net debt associated with the Indonesia smelter projects.
(3) FCX has acquired 47.9 mm shares of its common stock for a total cost of $1.8 bn ($38.35 avg. cost per share) under program since November 2021.
See Cautionary Statement.

16

Responsible producer of scale Embedded growth options Long-lived reserves Experienced management team Cash returns to shareholders Strong balance sheet

18

Reference Slides

FREEPORT FOREMOST IN COPPER

2023 ESG Highlights

THE POWER OF COPPER



- Achieved the Copper Mark and Molybdenum Mark at all sites globally
- Advanced plans to transition existing energy source at PT-FI from coal to liquefied natural gas with the development of a new 265MW gas-fired combined cycle facility
- Entered into a new renewable energy power purchase agreement at Cerro Verde that transitions purchased electric power for operations to fully renewable energy sources starting in 2026
- Investments exceeded $160 million in our global communities
- Completed independent, third-party Human Rights Impact Assessment (HRIA) at PT-FI; Cerro Verde HRIA is in progress and currently expected to be completed in 2024
- FCX Ranked 2nd amongst mining companies in the 2023 Corporate Human Rights Benchmark for its human rights performance*
- Met the August 2023 conformance timeline for the Global Industry Standard on Tailings Management for initial sites

*The Corporate Human Rights Benchmark ranks companies globally on their human rights performance based on publicly available information. The 2023 assessment ranked FCX 6th out of 110 companies assessed, 4th in the Extractives sector and 2nd amongst mining companies. Visit the World Benchmarking Alliance website for more information.

See Cautionary Statement.

20

The Copper Mark • FCX has achieved, and is committed to maintaining, the Copper Mark and Molybdenum Mark at all of its sites globally • The Copper Mark is an assurance framework developed to demonstrate the copper industry’s responsible production practices • Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices • Framework covers 33 issue areas across 5 ESG categories developed by the Responsible Minerals Initiative’s Risk Readiness Assessment • Requires third-party assurance of site performance and independent Copper Mark validation every three years • The Copper Mark extended its framework in 2023 to other base metals including molybdenum • Copper Mark is governed by independent board including NGO participation and multi-stakeholder advisory council Recognition for Responsible Production 21 AWARDED SITES Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ) Cerro Verde mine (Peru) Chino mine (NM) Climax mine (CO) El Abra mine (Chile) El Paso refinery & rod mill (TX) Fort Madison (IA) Henderson mine (CO) Miami smelter, mine & rod mill (AZ) Morenci mine (AZ) PT-FI mine (Indonesia) Rotterdam (Netherlands) Safford mine (AZ) Sierrita mine (AZ) Stowmarket (UK) Tyrone mine (NM) Note: Status as of 1/24/2024. FCX’s copper producing sites that produce by-product molybdenum have received both the Copper Mark and the Molybdenum Mark.

Unit Net Cash Costs $1.61/lb $0.10/lb Consolidated Indonesia 22 2023 Operational and Financial Highlights Operating Cash Flow $5.3 bn Net of $0.9 bn in working capital and other uses Capital Expenditures $3.1 bn $4.8 bn Excluding Total smelter projects Copper Production Sales Price Realization 4.2 4.1 (1) $3.85 bn lbs bn lbs per lb Gold 2.0 1.7 (1) $1,972 mm ozs mm ozs per oz Molybdenum 82 81 $24.64 mm lbs mm lbs per lb (1) Reflects production deferred in inventory until final sale associated with PT-FI’s tolling arrangement with PT Smelting effective January 2023. (2) Net debt equals consolidated debt less consolidated cash and cash equivalents and current restricted cash associated with PT-FI's export proceeds of $1.1 bn at 12/31/2023. Adjusted EBITDA $8.8 bn Net Debt (2) $0.8 bn $3.6 bn Excluding Total smelter projects See Cautionary Statement.

Financial Highlights Copper Consolidated Volumes, excluding purchases (mm lbs) 1,116 4,086 Average Realization (per lb) $ 3.81 $ 3.85 Site Production & Delivery Costs (per lb) $ 2.25 $ 2.36 Unit Net Cash Costs (per lb) $ 1.52 $ 1.61 Gold Consolidated Volumes (000’s ozs) 549 1,713 Average Realization (per oz) $2,034 $1,972 Molybdenum Consolidated Volumes (mm lbs) 22 81 Average Realization (per lb) $20.66 $24.64 4Q23 (1) Includes disputed export duties at PT-FI of 14¢/lb for 4Q23 and 8¢/lb for 2023. (2) Net of working capital and other uses of $0.2 bn for 4Q23 and $0.9 bn for 2023. (3) Includes $3.0 bn in senior notes issued by PT-FI. (4) Excludes $1.1 billion of current restricted cash and cash equivalents associated with a portion of PT-FI's export proceeds required to be temporarily deposited in Indonesia banks. Includes $0.2 bn from PT-FI senior notes that is expected to be used to finance the Indonesia smelter projects. Revenues $ 5.9 $ 22.9 Net Income Attributable to Common Stock $ 0.4 $ 1.8 Diluted Net Income Per Share $ 0.27 $ 1.28 Operating Cash Flows $ 1.3 $ 5.3 Capital Expenditures $ 1.4 $ 4.8 Total Debt $ 9.4 $ 9.4 Consolidated Cash and Cash Equivalents $ 4.8 $ 4.8 (2) (in billions, except per share amounts) Sales Data Financial Results 2023 23 (3) (4) (1)

24 (1) (1) Includes molybdenum produced in South America. (2) Production costs include profit sharing in South America and severance taxes in North America. (3) Includes assessment of 7.5% on 2H23 export duty at PT-FI, which continues to be discussed with the Indonesia government. 2023 consolidated unit costs include 8¢/lb (and Indonesia unit costs 21¢/lb) for export duties. 1,200 81 1,361 1,525 1.7 North America IndonesiaSouth America by Region2023 Sales Mo mm lbs Cu mm lbs Au mm ozs (per lb of Cu) Site Production & Delivery (2) $3.00 $2.57 $1.62 $2.36 By-product Credits (0.49) (0.39) (2.30) (1.14) Treatment Charges 0.12 0.19 0.35 0.23 Royalties & Export Duties 0.00 0.01 0.43 0.16 Unit Net Cash Costs $2.63 $2.38 $0.10 $1.61 2023 Unit Net Cash Costs North South America America Indonesia Consolidated Cu mm lbs Cu mm lbs 2023 Operational Data by Region (3) (3) See Cautionary Statement.

FREEPORT FOREMOST IN COPPER

4Q 2023 Mining Operating Summary

THE POWER OF COPPER

Sales From Mines for 4Q23 by Region



North America
South America(2)
Indonesia (3)
318
338
22 (1)
19 (1)
287
317
511
387
544
455
Cu
mm lbs
Mo
mm lbs
Au
000 ozs
4Q23
4Q22
4Q23
4Q22
4Q23
4Q22
4Q23
4Q22
4Q23
4Q22

4Q23 Unit Net Cash Costs (per lb of Cu)

	North America	South America	Indonesia	Consolidated
Site Production & Delivery, excl. adjs.	$3.13	$2.74	$1.42	$2.25
By-product Credits	(0.40)	(0.22)	(2.29)	(1.22)
Treatment Charges	0.13	0.19	0.34	0.25
Royalties & Export Duties (4)	-	0.01	0.53	0.24
Unit Net Cash Costs	$2.86	$2.72	$0.00	$1.52

(1) Includes 5 mm lbs in 4Q23 and 4Q22 from South America.
(2) Silver sales totaled 0.9 mm ozs in 4Q23 and 1.2 mm ozs in 4Q22.
(3) Silver sales totaled 2.0 mm ozs in 4Q23 and 1.5 mm ozs in 4Q22.
(4) Indonesia includes $0.31/lb and consolidated $0.14/lb for export duties at PT-FI, which continue to be discussed with the Indonesia government.

NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's *consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 4Q23 press release, which is available on FCX's website.*

See Cautionary Statement.

25

FREEPORT FOREMOST IN COPPER

Actions in 2023 to Strengthen Balance Sheet

THE POWER OF COPPER

Open Market Debt Retirements

- Purchased ~$233 mm of Sr. Notes in open market
- 5% discount to par
- Annual interest savings ~$10 mm

Repaid FCX 3.875% Senior Notes totaling ~$1 bn at maturity

- Annual interest savings ~$39 mm

PT-FI Bank Facility Extension

- Matures in November 2028 (vs. July 2026 under previous facility)
- Increased facility size to $1.75 bn (vs. $1.3 bn previously)
- Improved terms

Moody's credit rating upgrade to Baa2 in December 2023

Consolidated Debt

($ in bns)


$10.6
$9.4
YE 2022
YE 2023

26

$0 $2 $4 $6 $8 2024 2025 2026 2027 2028 2029 Thereafter Strong Balance Sheet and Liquidity (US$ bns) $5.9 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes $0.7 4.55% Sr. Notes FCX Revolver $ - FCX/FMC Senior Notes/Other 6.4 PT-FI Senior Notes 3.0 Total Debt $ 9.4 Consolidated Cash and Cash Eq.(1)$ 4.8 Net Debt (2) $ 3.6 Net Debt/Adjusted EBITDA(3) 0.4x $ - at 12/31/23Total Debt & Cash $ - $1.4 (1) $5.8 bn including $1.1 bn of current restricted cash and cash equivalents associated with a portion of PT-FI's export proceeds required to be temporarily deposited in Indonesia banks. (2) Includes $2.8 bn of net debt associated with the Indonesia smelter projects. (3) Trailing 12-months. (4) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. See Cautionary Statement. (4) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PT-FI Sr. Notes 5.315% & 6.2% PT-FI Sr. Notes Significant liquidity ▪ $4.8 bn in consolidated cash and cash equiv. (1) ▪ $3.0 bn in availability under FCX credit facility ▪ $1.75 bn in availability under PT-FI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.55% Sr. Notes 4.125% & 4.375% Sr. Notes $0.9 Attractive Debt Maturity Profile 27 $0.5 5.25% Sr. Notes

FREEPORT FOREMOST IN COPPER

Long-Lived Reserve Base

~25 year implied reserve life for copper, excluding mineral resources

THE POWER OF COPPER



Consolidated As of 12/31/2023	Mineral Reserves [1] (recoverable)	Incremental Mineral Resources [2] (contained)
Copper (bn lbs)	104.1	210.7
Gold (mm ozs)	24.5	66.3
Molybdenum (bn lbs)	3.3	6.5

Copper Reserves [1] By Region


Indonesia
28%
South
America
29%
North America
43%

(1) Preliminary estimate of recoverable proven and probable consolidated mineral reserves using long-term average prices of $3.00/lb for copper, *$1,500/oz for gold and $12/lb for molybdenum; FCX's net equity interest in copper mineral reserves totaled 75.1 bn lbs as of* 12/31/2023.

(2) Includes measured, indicated and inferred mineral resources. Estimates of consolidated mineral resources (contained metal) were assessed using a long-term average copper price of $3.50/lb, gold price of $1,500/oz and molybdenum price of $15/lb. Mineral resources are not included in mineral reserves and will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineral resources will become proven and probable mineral reserves.

See Cautionary Statement.

28

FREEPORT FOREMOST IN COPPER

2024e Outlook

THE POWER OF COPPER

Sales Outlook

- Copper: 4.1 billion lbs
- Gold: 2.0 million ozs
- Molybdenum: 85 million lbs

Unit Net Cash Cost of Copper

- Site prod. & delivery
  - 2024e: $2.37/lb
  - 1Q24e: $2.48/lb
- After by-product credits[1]
  - 2024e: $1.60/lb
  - 1Q24e: $1.55/lb [2]

Operating Cash Flows [1,3]

- ~$5.8 billion[4] @ $3.75/lb copper for 2024e
- Each 10¢/lb change in copper in 2024e = $400 mm impact

Capital Expenditures

- $3.6 billion (excluding smelter projects[5])
  - $2.3 billion for major projects[6]
  - $1.3 billion for other mining

(1) Assumes average prices of $2,000/oz gold and $19/lb molybdenum of 2024e. Estimates also include assessment of export duties at PT-FI, which continues to be discussed with the Indonesia government. 2024e consolidated unit costs include 11¢/lb (and Indonesia unit costs 27¢/lb) for these export duties.

(2) 1Q24e consolidated unit costs include 11¢/lb (and Indonesia unit costs 27¢/lb) for assessment of export duties at PT-FI.

(3) Each $100/oz change in gold is estimated to have an approximate $180 mm impact and each $2/lb change in molybdenum is estimated to have an approximate $120 mm impact.

(4) Includes $0.1 billion of working capital and other sources.

(5) Indonesia smelter projects are being funded with PT-*FI's senior notes and availability under its revolving credit facility.*

(6) Major projects CAPEX includes $1.1 bn for planned projects and $1.2 bn of discretionary projects.

e = estimate. See Cautionary Statement.



29

30 (1) (1) Includes molybdenum produced in South America. (2) Includes gold produced in North America. (3) Estimates assume average prices of $2,000 oz for gold and $19/lb for molybdenum for 2024e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. (4) Production costs include profit sharing in South America and severance taxes in North America. (5) Estimates include assessment of export duties at PT-FI, which continues to be discussed with the Indonesia government. 2024e consolidated unit costs include 11¢/lb (and Indonesia unit costs 27¢/lb) for export duties. 1,130 85 1,280 1,680 2.0 (2) North America IndonesiaSouth America by Region2024e Sales Mo mm lbs Cu mm lbs Au mm ozs (per lb of Cu) Site Production & Delivery (4) $3.19 $2.56 $1.61 $2.37 By-product Credits (0.42) (0.37) (2.41) (1.22) Treatment Charges 0.12 0.17 0.39 0.25 Royalties & Export Duties 0.00 0.01 0.50 0.20 Unit Net Cash Costs $2.89 $2.37 $0.09 $1.60 2024e Unit Net Cash Costs (3) North South America America Indonesia Consolidated Cu mm lbs Cu mm lbs e = estimate. See Cautionary Statement. 2024e Operational Data (5) (5)

NOTE: Consolidated copper sales include 337 mm lbs in 1Q24e, 341 mm lbs in 2Q24e, 346 mm lbs in 3Q24e and 367 mm lbs in 4Q24e for noncontrolling interests; excludes purchased copper. 0 200 400 600 800 1000 1200 1Q24e 2Q24e 3Q24e 4Q24e 1,000 1,000 1,030 1,060 0 150 300 450 600 1Q24e 2Q24e 3Q24e 4Q24e 475 475 0 5 10 15 20 25 1Q24e 2Q24e 3Q24e 4Q24e 20 21 22 22 NOTE: Consolidated gold sales include 295k ozs in 1Q24e, 243k ozs in 2Q24e, 243k ozs in 3Q24e and 231k ozs in 4Q24e for noncontrolling interests. (million lbs) Copper Sales (million lbs) Moly Sales Gold Sales (thousand ozs) 2024e Quarterly Sales e = estimate. See Cautionary Statement. 31 450 575

Metal Production, 2023 – 2028e 1.7 1.8 1.6 1.7 1.7 1.6 2.0 2.0 1.6 1.5 1.5 1.3 2023 2024e 2025e 2026e 2027e 2028e Cu bn lbs Au mm ozs Total: 8.4 billion lbs copper Annual Average: ~1.7 billion lbs 2024e – 2028e Copper Total: 7.9 million ozs gold Annual Average: ~1.6 million ozs 2024e – 2028e Gold PT-FI Mine Plan 32 NOTE: Amounts are projections. Timing of annual production will depend on a number of factors, including operational performance, and other factors. FCX’s economic interest in PT-FI is 48.76%. PT-FI expects to defer production in inventory until final sale upon commissioning of its Manyar smelter (expected later in 2024). This is not expected to result in a significant change in PT-FI's economics but will impact the timing of PT-FI's sales. e = estimate. See Cautionary Statement.

FREEPORT FOREMOST IN COPPER

Discretionary Capital Projects*

THE POWER OF COPPER

Kucing Liar

- Commenced 10-year mine development in 2022
- Sustain large-scale, low-cost Cu/Au production
- Capital investment: ~$400 mm/yr average (~$385 mm in 2024e)
- 7 bn lbs copper & 6 mm ozs gold
  - ~ 560 mm lbs & 520K ozs per annum

Grasberg Mill Recovery Project

- Installing new copper cleaner circuit (2H24e target date)
- Improved Cu concentrate grades/metal recoveries
- Capital investment: ~$530 mm (~$210 mm in 2024e)
- +60 mm lbs/yr & +40k ozs/yr of incremental Cu/Au

Grasberg Transition to LNG

- Advancing plans to transition existing energy source from coal to liquefied natural gas (LNG)
- CAPEX of ~$100 mm in 2024e (see slide 36)

Lone Star Oxide Expansion

- Low capital intensity investment
- Capital investment: ~$300 mm (~$65 mm in 2024e)
- Increase stacking rate: 95k t/d to 120k t/d
- Targeting ~300 mm lbs of copper/annum
  - +50 mm lbs/yr of incremental production

Bagdad 2X Expansion

- Potential expansion to double concentrator capacity
- Completed feasibility study in late 2023 (see slide 34)
- Expanding tailings infrastructure: ~$130 mm in 2024e

Atlantic Copper CirCular

- Recycle electronic material
- Capital investment: ~$345 mm (~$210 mm in 2024e)
- Expect to commission in 2024e; full rates in 2025e
- ~$60 mm per annum in incremental EBITDA

*These discretionary projects and the Indonesia smelter projects will be excluded from the free cash flow calculation (defined on slide 16) for purposes of the performance-based payout framework.

NOTE: EBITDA equals operating income plus depreciation, depletion, amortization and accretion. e = estimate. See Cautionary Statement.

33

FREEPORT FOREMOST IN COPPER

Bagdad 2X Expansion Update

THE POWER OF COPPER


BAGDAD
2X
BAGDAD

- Operation located in northwest Arizona
- Reserve life exceeds 80 years
- Converting existing manned haul truck fleet to 100% autonomous
- Completed technical studies in late 2023 to double concentrator capacity
  - Expected to expand concentrator capacity by ~90-105k t/d
  - Project capital approximates $3.5 billion
  - Would require $3.50 - $4.00/lb incentive copper price
  - Expected to add incremental production of 200 to 250 mm lbs/yr of copper & ~10 mm lbs/yr of molybdenum
  - Construction timeline: 3-4 years
- Investment decision pending copper market conditions, labor availability
- Advancing activities for expanded tailings infrastructure to enhance project optionality

See Cautionary Statement.

34

FREEPORT FOREMOST IN COPPER

Autonomous Haulage at Bagdad

THE POWER OF COPPER

- Bagdad expected to become first U.S. mine with a fully autonomous haulage system
- Converting existing manned fleet to 100% autonomous
  - ~30 trucks
  - CAPEX ~$55 mm
  - Target completion 3Q25
- Reduces human exposure to active mining areas
- Potential for efficiency gains / productivity improvements
- Further upside value with improved analytics
- Emissions reduction expected from reduced idle time and improved efficiency
- Initiative helps alleviate hiring needs and housing challenges
- Project will position us to capitalize on future technological advancements in electrification


GPS Antennas
Mode Lights
Autonomy Cabinet
LIDAR and IMU
Radars


STOP

See Cautionary Statement.
35

FREEPORT FOREMOST IN COPPER

Combined Cycle Gas Turbine (CCGT) Power Plant at PT-FI

THE POWER OF COPPER

- Completed Feasibility Study to replace existing coal plant at Grasberg with 265MW gas-fired combined cycle facility
- ~$1 bn project (incremental ~$0.4 bn compared to previous plans to refurbish coal units); costs expected to be incurred over the next four years
- LNG supplied to FSRU permanently moored offshore; natural gas delivered via subsea pipeline to Dual Fuel Power Plant (DFPP) & CCGT
- Key activities in near-term include engineering, procurement & construction activities, definitive estimate, and securing LNG fuel supply
- Expected to meaningfully reduce PT-**FI's Scope 1** greenhouse gas (GHG) emissions


Offshore
LNG Carrier
LNG transfer
Floating Storage & Regas Unit (FSRU)
Subsea gas pipeline
Portsite
Dual Fuel Power Plant (DFPP)
New Combined Cycle Gas Turbine Power Plant (CCGT)


New Camp
CCGT
Dual Fuel Power Plant
Coal Stockpile
Coal Plant
Concentrate Facilities
PORTSITE

See Cautionary Statement.

36

FREEPORT FOREMOST IN COPPER

Adjusted EBITDA Reconciliation

THE POWER OF COPPER

($ in mm)	4Q23	12 mos ended 12/31/2023	12 mos ended 12/31/2022
Net income attributable to common stock	$388	$1,848	$3,468
Interest expense, net	97	515	560
Income tax provision	724	2,270	2,267
Depreciation, depletion and amortization	589	2,068	2,019
Net gain on sales of assets	-	-	(2)
Accretion and stock-based compensation	27	213	197
Other net (credits) charges [(1)]	(46)	289	271
Gain on early extinguishment of debt	-	(10)	(31)
Other income, net	(103)	(286)	(207)
Net income attributable to noncontrolling interests	619	1,903	1,011
Equity in affiliated companies' net earnings	(3)	(15)	(31)
Adjusted EBITDA [(2)]	$2,292	$8,795	$9,522

(1) Primarily includes net (credits) charges associated with adjustments to reclamation liabilities ($(125) mm in 4Q23, $(123) mm for the twelve months ended 12/31/2023 and $116 mm for the twelve months ended 12/31/2022) and environmental obligations and litigation reserves ($61 mm in 4Q23, $260 mm for the twelve months ended 12/31/2023 and $66 mm for the twelve months ended 12/31/2022), impairments of oil and gas properties ($8 mm in 4Q23 and $67 mm for the twelve months ended 12/31/2023), administrative fines in Indonesia ($55 mm for the twelve months ended 12/31/2023 and $41 mm for the twelve months ended 12/31/2022) and metals inventory adjustments ($7 mm in 4Q23, $14 mm for the twelve months ended 12/31/2023 and $29 mm for the twelve months ended 12/31/2022).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to *evaluate companies' performance, including,* among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

37